Equity One, Inc.

Supplemental Information Package

 December 31, 2004

Equity One, Inc.
1696 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664 Fax: (305) 947-1734
www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION

December 31, 2004
(unaudited)

EQUITY ONE, INC. AND SUBSIDIARIES
DISCLOSURES
for the periods ended December 31, 2004 and 2003

Forward Looking Statements
Certain information contained in this Supplemental Information Package constitute forward-looking statements within the meaning of the federal securities laws. Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in Florida, Texas, Georgia, Massachusetts and the other states in which Equity One owns properties; the continuing financial success of Equity One's current and prospective tenants; continuing supply constraints in its geographic markets; the availability of properties for acquisition; the success of its efforts to lease up vacant space; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; and other risks, which are described in Equity One's filings with the Securities and Exchange Commission.

Basis of Presentation
The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP. The Company 's Form 10-K for the year ended December 31, 2003 and 2004 should be read in conjunction with the above information. On February 12, 2003, Equity One and IRT Property Company completed a statutory merger. The transaction has been accounted for as a purchase and the results of Equity One include the activity of the former IRT Property Company since February 12, 2003. Also, the results of operations of any property acquired are included in our financial statements since the date of its acquisition.

Use of EBITDA as a Non-GAAP Financial Measure
EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. We compute EBITDA as the sum of net income before extraordinary items, depreciation and amortization, income taxes, interest expense, gain (loss) on disposal of income producing properties, and impariment of real estate. Given the nature of the Company's business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, we believe that the use of EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated periods.

EBITDA should not be considered as an alternative to earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity. Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA. Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company's financial performance.

Use of Funds from Operations as a Non-GAAP Financial Measure
We believe Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of our operating performance that is a recognized metric used extensively by the real estate industry, particularly REITs. NAREIT stated in its April 2002 White Paper on FFO, "Historical cost accounting for real estate assets implicity assumes that the value of real estate assets diminishes predictably over time.Since real estate values have historically risen or fallen with market conditions many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves." FFO, as defined by NAREIT, is "net income (computed in accordance with GAAP), excluding (gains or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis."

We believe that financial analysts, investors and stockholders are better served by the presentation of comparable period operating results generated from our FFO measure. Our method of calculating FFO may be different from methods used by other REITs and accordingly, may not be comparable to such other REITs. FFO is presented to assist investors in analyzing our operating performance. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is not an alternative to cashflow as measure of liquidity, and (iv) should not be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating our operating performance. We believe net income is the most directly comparable GAAP measure to FFO.

EQUITY ONE, INC. AND SUBSIDIARIES
SUMMARY OPERATING INFORMATION
for the periods ended December 31, 2004 and 2003
(in thousands, except per share data)

	Three months ended		Twelve months ended
	December 31, 2004	December 31, 2003	December 31, 2004	December 31, 2003

Total dividends paid per share	$0.29	$0.28	$1.13	$1.10

Funds from operations per share (FFO)	$0.41	$0.38	$1.58	$1.46
Dividend / FFO payout ratio	70.7%	73.7%	71.5%	75.3%
FFO multiple (annualized if < 12 months)	14.5	11.1	15.0	11.6

Funds available for distribution per share (FAD)	$0.33	$0.27	$1.29	$1.13
Dividend / FAD payout ratio	87.9%	103.7%	87.6%	97.3%
FAD multiple (annualized if < 12 months)	18.0	15.6	18.4	14.9

Income before minority interest	$28,377	$17,900	98,493	64,450
Income from discontinued operations	(8,865)	(1,880)	(26,449)	(9,883)
Loss on extinguishment of debt	-	-	-	513
Interest expense	12,218	8,996	46,413	36,814
Amortization of deferred financing fees	381	228	1,370	992
Rental property depreciation and amortization,
excluding discontinued operations	10,156	7,905	35,910	26,411
Pro-rata share from unconsolidated joint ventures
Depreciation and amortization	-	70	197	453
Interest expense	-	147	417	1,030
EBITDA	$42,267	$33,360	$156,351	$120,780

Interest expense, including joint venture interest	$12,218	$9,137	$46,830	$37,844

EBITDA : interest coverage ratio	3.5	3.7	3.3	3.2

EBITDA margin (EBITDA/total rental revenue)	66.3%	64.7%	68.6%	67.0%

Net operating income (NOI) from continuing operations
Total rental revenue	$63,733	$51,582	$229,857	$180,295
Property operating expenses (1)	16,823	16,021	60,402	51,728
Net operating income	$46,910	$35,561	$169,455	$128,567

NOI margin (NOI/total rental revenue)	73.6%	68.9%	73.7%	71.3%

(1)net of intercompany expenses.

Same property NOI (2)
Total rental revenue	$53,626	$51,256	$98,260	$96,728
Property operating expenses	17,050	17,784	34,708	34,939
Net operating income	$36,576	$33,472	$63,552	$61,789

Growth in same property NOI	9.3%		2.9%
Growth in same property NOI, excluding termination fees	2.4%		3.8%

Same property occupancy	94.8%	93.8%	95.2%	94.2%

(2) Includes only those properties operated in the current and prior periods; excludes the effects of straight line rent, and prior year expense recoveries and adjustments.

General & administrative expenses	$5,618	$3,108	$16,601	$11,046
as % of total revenues	8.68%	5.95%	7.13%	6.07%
as % of total assets (annualized)	1.13%	0.83%	0.83%	2.05%

EQUITY ONE, INC. AND SUBSIDIARIES
SUMMARY BALANCE SHEET INFORMATION
as of December 31, 2004 and December 31, 2003
(in thousands, except per share data)

	September 30, 2004	December 31, 2003

Closing market price	$23.73	$16.88
Dividend yield (based on current annualized dividend)	4.89%	6.64%

Net Book value per share (fully diluted, end of period)	$12.50	$11.77

Liquidity
Cash and cash equivalents	$5,122	$966
Revolving credit facilities
Gross available under current credit facilities	345,000	345,000
less: Outstanding balance	(147,000)	(162,000)
Holdback for letters of credit	(1,339)	(1,378)
Net available under credit facilities	$196,661	$181,622

Equity market capitalization (end of period)
Common stock shares (in thousands)
Basic common stock shares	72,904.922	68,704.279
Diluted common shares
Unvested restricted common shares	692.699	649.133
Walden Woods shares (downREIT)	93.656	93.656
IRT Partners operating partnership units	-	734.266
Common stock options (treasury method, closing price)	575.229	370.164
Fully diluted common stock shares	73,266.506	70,551.498

Total debt (excluding unamortized premium/discount)	$992,056	$771,103
Cash and cash equivalents, cash held in escrow	(5,122)	(966)
Net debt	986,934	770,137
Equity market capitalization (fully diluted, end of period)	1,762,344	1,190,909
Total market capitalization	$2,749,278	$1,961,046

Net debt to total market capitalization	35.9%	39.3%

Gross real estate and securities investments	$2,005,825	$1,683,705

Net debt to gross real estate and securities investments	49.2%	45.7%

Fixed rate debt	$745,056	$609,103
Fixed rate debt - swapped to variable rate	100,000	-
Variable rate debt - swapped to fixed rate	-	70,000
Variable rate debt - unhedged	147,000	92,000
Total debt (excluding unamortized premium/discount)	$992,056	$771,103

% Fixed rate debt	75.10%	78.99%
% Fixed rate debt - swapped to variable rate	10.08%	-%
% Variable rate debt - swapped to fixed rate	-%	9.08%
% Variable rate debt - unhedged	14.82%	11.93%

% Variable rate debt - Total	24.90%	11.93%

Weighted-average interest rate on mortgage debt	7.26%	7.45%
Weighted-average interest rate on senior unsecured notes	5.12%	7.55%
Weighted-average interest rate on revolving credit facilities	2.80%	2.06%

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
for the periods ended December 31, 2004 and 2003
(in thousands, except per share data)

	Three months ended		Nine months ended
	December 31, 2004	December 31, 2003	December 31, 2004	December 31, 2003

Rental revenue:
Minimum rents	$47,513	$38,445	$175,588	$137,284
Expense recoveries	13,257	12,500	48,789	39,908
Termination fees	2,919	575	3,536	1,363
Percentage rent payments	44	62	1,944	1,740
Total rental revenue	63,733	51,582	229,857	180,295

Costs and expenses:
Property operating expenses	16,823	16,021	60,402	51,728
Rental property depreciation and amortization	10,156	7,905	35,910	26,411
General and administrative expenses	5,618	3,108	16,601	11,046
Total costs and expenses	32,597	27,034	112,913	89,185
Income before other income and expenses,
discontinued operations and minority interest	31,136	24,548	116,944	91,110
Other income and expenses:
Interest expense	(12,218)	(8,996)	(46,413)	(36,814)
Amortization of deferred financing fees	(381)	(228)	(1,370)	(992)
Investment income	734	148	2,346	1,089
Other income	241	548	537	687
Loss on extinguishment of debt	-	-	-	(513)
Income before discontinued operations and
minority interest	19,512	16,020	72,044	54,567

Discontinued operations:
Income from operations of sold properties	456	1,880	4,273	6,800
Gain on disposal of income producing properties	8,409	-	22,176	3,083
Income from discontinued operations	8,865	1,880	26,449	9,883

Income before minority interest	28,377	17,900	98,493	64,450
Minority interest	(47)	(197)	(689)	(803)

Net income	$28,330	$17,703	$97,804	$63,647

Basic earnings per share
Income before discontinued operations	$0.27	$0.23	$1.01	$0.90
Income from discontinued operations	0.12	0.03	0.38	0.16
Net income	$0.39	$0.26	$1.39	$1.06

Diluted earnings per share
Income before discontinued operations	$0.27	$0.23	$1.00	$0.89
Income from discontinued operations	0.12	0.03	0.37	0.16
Net income	$0.39	$0.26	$1.37	$1.05

Weighted average shares outstanding
Basic	72,315	67,858	70,447	59,998
Diluted	73,616	69,748	72,036	61,665

EQUITY ONE, INC. AND SUBSIDIARIES
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
for the three and twelve months ended December 31, 2004
(in thousands, except per share data)

	Three months ended			Twelve months ended
	December 31, 2004			December 31, 2004
	As	Discontinued	Pre SFAS	As	Discontinued	Pre SFAS
	Reported	Operations	No. 144	Reported	Operations	No. 144

Rental revenue:
Minimum rents	$47,513	$387	$47,900	$175,588	$6,763	$182,351
Expense recoveries	13,257	165	13,422	48,789	1,387	50,176
Termination fees	2,919	8	2,927	3,536	827	4,363
Percentage rent payments	44	7	309	1,944	253	2,197
Total rental revenue	63,733	567	64,300	229,857	9,230	239,087

Costs and expenses:
Property operating expenses	16,823	35	16,858	60,402	2,993	63,395
Rental property depreciation and amortization	10,156	70	10,226	35,910	1,113	37,023
General and administrative expenses	5,618	-	5,618	16,601	-	16,601
Total costs and expenses	32,597	105	32,702	112,913	4,106	117,019

Income before other income and expenses, discontinued
operations and minority interest	31,136	462	31,598	116,944	5,124	122,068
Other income and expenses:
Interest expense	(12,218)	(19)	(12,237)	(46,413)	(716)	(47,129)
Amortization of deferred financing fees	(381)	-	(381)	(1,370)	(89)	(1,459)
Investment income	734	-	734	2,346	-	2,346
Other income	241	-	241	537	-	537
Equity in (loss) income of joint ventures	-	13	13	-	(46)	(46)
Income before discontinued operations and			-
minority interest	19,512	456	19,968	72,044	4,273	76,317

Discontinued operations:
Income from operations of sold properties	456	(456)	-	4,273	(4,273)	-
Gain on disposal of income producing properties	8,409	-	8,409	22,176	-	22,176
Total income from discontinued operations	8,865	(456)	8,409	26,449	(4,273)	22,176

Income before minority interest	28,377	-	28,377	98,493	-	98,493
Minority interest	(47)	-	(47)	(689)	-	(689)

Net income	$28,330	$-	$28,330	$97,804	$-	$97,804

Note: The Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC. AND SUBSIDIARIES
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
for the three and twelve months ended December 31, 2004
(in thousands, except per share data)

	Three months ended			Nine months ended
	December 31, 2003			December 31, 2003
	As	Discontinued	Pre SFAS	As	Discontinued	Pre SFAS
	Reported	Operations	No. 144	Reported	Operations	No. 144

Rental revenue:
Minimum rents	$38,445	$2,704	$41,149	$137,284	$10,805	$148,089
Expense recoveries	12,500	1,102	13,602	39,908	2,661	42,569
Termination fees	575	5	580	1,363	19	1,382
Percentage rent payments	62	10	72	1,740	131	1,871
Total rental revenue	51,582	3,821	55,403	180,295	13,616	193,911

Costs and expenses:
Property operating expenses	16,021	1,243	17,264	51,728	4,118	55,846
Rental property depreciation and amortization	7,905	395	8,300	26,411	1,596	28,007
General and administrative expenses	3,108	-	3,108	11,046	-	11,046
Total costs and expenses	27,034	1,638	28,672	89,185	5,714	94,899

Income before other income and expenses, discontinued
operations and minority interest	24,548	2,183	26,731	91,110	7,902	99,012
Other income and expenses:
Interest expense	(8,996)	(265)	(9,261)	(36,814)	(1,372)	(38,186)
Amortization of deferred financing fees	(228)	(30)	(258)	(992)	(120)	(1,112)
Investment income	148	-	148	1,089	-	1,089
Other income	548	-	548	687	-	687
Equity in (loss) income of joint ventures	-	(8)	(8)	-	500	500
Loss on extinguishment of debt	-	-	-	(513)	(110)	(623)
Income before discontinued operations and
minority interest	16,020	1,880	17,900	54,567	6,800	61,367

Discontinued operations:
Income from operations of sold properties	1,880	(1,880)	-	6,800	(6,800)	-
Gain on disposal of income producing properties	-	-	-	3,083	-	3,083
Total income from discontinued operations	1,880	(1,880)	-	9,883	(6,800)	3,083

Income before minority interest	17,900	-	17,900	64,450	-	64,450
Minority interest	(197)	-	(197)	(803)	-	(803)

Net income	$17,703	$-	$17,703	$63,647	$-	$63,647

Note: The Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS and FUNDS AVAILABLE FOR DISTRIBUTION
for the periods ended December 31, 2004 and 2003
(in thousands, except per share data)

	Three months ended		Twelve months ended
	December 31, 2004	December 31, 2003	December 31, 2004	December 31, 2003
Funds from Operations

Net income	$28,330	$17,703	$97,804	$63,647
Adjustments:
Rental property depreciation and amortization,
including discontinued operations	10,226	8,300	37,023	28,007
Gain on disposal of income producing properties	(8,409)	-	(22,176)	(3,083)
Minority interest	27	197	623	803
Other items:
Interest on convertible partnership units	-	-	-	43
Pro-rata share of real estate depreciation
from joint ventures	-	70	197	453

Funds from operations	$30,174	$26,270	$113,471	$89,870
Increase	14.9%		26.3%

Earnings per diluted share*	$0.39	$0.26	$1.37	$1.05
Adjustments:
Rental property depreciation and amortization, including discontinued operations	0.14	0.12	0.52	0.45
Gain on disposal of income producing properties	(0.12)	-	(0.31)	(0.05)
Other items:
Pro-rata share of real estate depreciation from joint ventures	-	-	-	-

Funds from operations per diluted share	$0.41	$0.38	$1.58	$1.46
Increase	7.9%		8.2%

*Earnings per diluted share reflect the add-back of interest on convertible partnership units and of those minority interests which are convertible to shares of our common stock.

Funds Available for Distribution

Funds from operations	$30,194	$26,270	$113,537	$89,870
Adjust for certain non-cash items:
Amortization of deferred financing fees	381	258	1,459	1,112
Amortization of restricted stock	1,363	982	5,163	2,833
Straight line rents	(1,120)	(763)	(3,835)	(1,974)
Capitalized interest	(996)	(1,840)	(3,204)	(3,822)
Amortization of debt premium/discount	(1,265)	(1,119)	(4,958)	(3,584)
Total adjusted for certain non-cash items	(1,637)	(2,482)	(5,375)	(5,435)

Adjust for recurring capital expenditures:
Tenant improvements	(570)	(157)	(1,504)	(960)
Leasing commissions and costs	(737)	(954)	(2,744)	(2,382)
Other capital expenditures	(305)	(1,353)	(1,236)	(2,979)
Total recurring capital expenditures	(1,612)	(2,464)	(5,484)	(6,321)

Funds available for distribution before debt payments	$26,945	$21,324	$102,678	$78,114

Scheduled debt payments	(2,600)	(2,162)	(9,807)	(8,411)

Funds available for distribution	$24,345	$19,162	$92,871	$69,703
Increase	27.0%		33.2%

Funds available for distribution per diluted share	$0.33	$0.27	$1.29	$1.13
Increase	22.2%		14.2%

Cash Dividends	$21,277	$19,304	$80,904	$70,677

Weighted average diluted shares	73,616	69,748	72,036	61,665

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
as of December 31 2004 and December 31, 2003
(in thousands, except per share data)

	December 31, 2004	December 31, 2003
Assets
Properties
Income producing	$1,915,216	$1,594,579
Less: accumulated depreciation	(95,934)	(66,406)
Rental property	1,819,282	1,528,173
Construction in progress and land held for development	41,759	74,686
Property held for sale	12,646	14,440
Properties, net	1,873,687	1,617,299

Cash and cash equivalents	5,122	966
Accounts and other receivables, net	15,699	13,492
Securities	35,756	-
Investments in joint ventures	273	2,861
Goodwill	14,020	14,014
Other assets	47,735	28,754

Total	$1,992,292	$1,677,386

Liabilities and stockholders' equity
Liabilities
Mortgage notes payable	$495,056	$459,103
Unsecured revolving credit facilities	147,000	162,000
Unsecured senior notes payable	350,000	150,000
Total debt	992,056	771,103
Unamortized premium/discount on notes payable	21,603	24,218
Total notes payable	1,013,659	795,321

Accounts payable and accrued expenses	32,857	25,211
Tenant security deposits	8,559	7,706
Other liabilities	7,171	5,924
Total liabilities	1,062,246	834,162

Minority interest	1,397	12,672

Stockholders' equity
Common stock	736	694
Additional paid-in capital	920,616	843,678
Retained earnings	17,481	-
Accumulated other comprehensive income (loss)	1,894	(122)
Unamortized restricted stock compensation	(11,928)	(10,091)
Notes receivable from issuance of common stock	(150)	(3,607)
Total stockholders' equity	928,649	830,552

Total	$1,992,292	$1,677,386

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
as of December 31, 2004
(in thousands)

	Maturity		Dec 30, 2004	Dec 31, 2003
Debt Instruments	date	Rate (1)	balance	balance

Fixed rate mortgage debt
Middle Beach (2)	09/01/04	7.375%	$-	$2,807
Lantana Village	03/15/05	6.950%	3,512	3,669
Woodruff	05/10/05	7.580%	2,969	3,096
Elmwood Oaks	06/01/05	8.375%	7,500	7,500
Benchmark Crossing	08/01/05	9.250%	3,226	3,313
Sterling Plaza	09/01/05	8.750%	3,874	3,982
Townsend Square	10/01/05	8.500%	4,768	4,848
Green Oaks	11/01/05	8.375%	2,937	3,022
Melbourne Plaza	11/01/05	8.375%	1,698	1,747
Walden Woods	08/01/06	7.875%	2,272	2,387
Big Curve	10/01/06	9.190%	5,310	5,437
Highland Square	12/01/06	8.870%	3,951	4,047
Park Northern	12/01/06	8.370%	2,182	2,284
Crossroads Square	12/01/06	8.440%	12,324	12,510
Rosemeade	12/01/07	8.295%	3,109	3,179
Colony Plaza	01/01/08	7.540%	2,976	3,015
Parkwood	01/01/08	7.280%	6,110	6,196
Richwood	01/01/08	7.280%	3,147	3,192
Commonwealth	02/15/08	7.000%	2,636	2,754
Mariners Crossing	03/01/08	7.080%	3,332	3,380
Pine Island/Ridge Plaza	07/01/08	6.910%	24,582	24,938
Forestwood	01/01/09	5.070%	7,128	7,286
Shoppes of North Port	02/08/09	6.650%	4,008	4,108
Prosperity Centre	03/01/09	7.875%	6,022	6,390
North Village Center (3)	03/15/09	8.130%	-	1,463
Shoppes of Ibis	09/01/09	6.730%	5,687	5,865
Tamarac Town Square	10/01/09	9.190%	6,122	6,206
Park Promenade	02/01/10	8.100%	6,241	6,302
Skipper Palms	03/01/10	8.625%	3,526	3,556
Jonathan's Landing	05/01/10	8.050%	2,868	2,901
Bluff's Square	06/01/10	8.740%	10,005	10,086
Kirkman Shoppes	06/01/10	8.740%	9,448	9,524
Ross Plaza	06/01/10	8.740%	6,589	6,642
Boynton Plaza	07/01/10	8.030%	7,423	7,494
Pointe Royale	07/15/10	7.950%	4,284	4,533
Westgate	07/31/10	4.880%	29,625	-
Plymouth Park East 1 (4)	08/01/10	8.250%	-	150
Plymouth Park East 2 (4)	08/01/10	8.250%	-	451
Plymouth Park North (4)	08/01/10	8.250%	-	8,043
Plymouth Park South (4)	08/01/10	8.250%	-	601
Plymouth Park Story North (4)	08/01/10	8.250%	-	370
Plymouth Park West (4)	08/01/10	8.250%	-	2,404

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
as of December 31, 2004
(in thousands)

	Maturity		Dec 30, 2004	Dec 31, 2003
Debt Instruments	date	Rate (1)	balance	balance

Shops at Skylake	08/01/10	7.650%	$14,266	$14,628
Parkwest Crossing	09/01/10	8.100%	4,684	4,728
Spalding Village	09/01/10	8.190%	10,231	10,537
Minyards	11/01/10	8.320%	2,473	2,511
Charlotte Square	02/01/11	9.190%	3,550	3,614
Forest Village	04/01/11	7.270%	4,441	4,488
Boca Village	05/01/11	7.200%	8,211	8,298
MacLand Pointe	05/01/11	7.250%	5,798	5,859
Pine Ridge Square	05/01/11	7.020%	7,273	7,354
Sawgrass Promenade	05/01/11	7.200%	8,211	8,298
Presidential Markets	06/01/11	7.650%	27,159	27,420
Lake Mary	11/01/11	7.250%	24,282	24,529
Lake St. Charles	11/01/11	7.130%	3,833	3,873
Belfair Towne Village	12/01/11	7.320%	11,197	11,379
Marco Town Center	01/01/12	6.700%	8,578	8,731
Riverside Square	03/01/12	9.190%	7,589	7,694
Sparkleberry Square (5)	11/30/12	6.170%	6,655	-
Cashmere	11/01/12	5.880%	5,141	5,245
Eastwood	11/01/12	5.880%	6,126	6,250
Meadows	11/01/12	5.870%	6,438	6,568
Lutz Lake	12/01/12	6.280%	7,500	7,500
Summerlin Square	02/01/14	6.750%	3,622	3,898
Bird Ludlum	02/15/15	7.680%	9,690	10,296
Treasure Coast	04/01/15	8.000%	4,532	4,804
Shoppes of Silverlakes	07/01/15	7.750%	2,627	2,781
Medford	02/01/16	8.690%	5,512	-
Swampscott	02/01/16	8.690%	2,395	-
Plymouth	02/01/16	8.690%	4,029	-
Grassland Crossing	12/01/16	7.870%	5,827	5,985
Mableton Crossing	08/15/18	6.850%	4,062	4,157
Sparkleberry Square (5)	06/30/20	6.750%	7,918	-
BridgeMill	05/05/21	7.940%	9,395	9,555
Westport Plaza	08/24/23	7.490%	4,876	-
Chastain Square	02/28/24	6.500%	3,821	3,918
Daniel Village	02/28/24	6.500%	4,177	4,282
Douglas Commons	02/28/24	6.500%	4,976	5,102
Fairview Oaks	02/28/24	6.500%	4,710	4,829
Madison Centre	02/28/24	6.500%	3,821	3,918
Paulding Commons	02/28/24	6.500%	6,487	6,651
Siegen Village	02/28/24	6.500%	4,221	4,328
Wesley Chapel Crossing	02/28/24	6.500%	3,332	3,417

Total fixed rate mortgage debt (71 loans)	5.81 years	7.260%	$495,056	$459,103
Net interest premium/discount	(wtd-avg maturity)	(wtd-avg rate)	12,721	11,779
Total fixed rate mortgage debt (including net interest premium/discount)			$507,777	$470,882

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
as of December 31, 2004
(in thousands)

	Maturity		Dec 30, 2004	Dec 31, 2003
Property	date	Rate (1)	balance	balance

Fixed rate unsecured senior notes payable
7.77% senior notes	04/01/06		7.770%	$50,000		$50,000
7.25% senior notes	08/15/07		7.250%	75,000		75,000
3.875% senior notes (6)	04/15/09		3.875%	200,000		-
7.84% senior notes	01/23/12		7.840%	25,000		25,000
Total fixed rate unsecured senior notes payable	3.74 years		5.124%	350,000		150,000
Net interest premium/discount	(wtd-avg maturity	)	(wtd-avg rate )	8,882		12,439
Total fixed rate unsecured senior notes payable (including net interest premium/discount)				$358,882		$162,439

Total fixed rate debt				$845,056		$609,103
Net interest premium/discount				21,603		24,218
Total fixed rate debt (including net interest premium/discount)				$866,659		$633,321

Revolving credit facilities
$340MM Wells Fargo Unsecured	02/12/06		2.798%	147,000		162,000
$5MM City National Bank Unsecured	11/13/04		Libor + 1%	-		-

Total revolving credit facilities				$147,000		$162,000

Total debt				$992,056		$771,103
Net interest premium/discount				21,603		24,218
Total debt (including net interest premium/discount)				$1,013,659		$795,321

Senior Unsecured Debt Ratings
Moody's				Baa3 (Stable	)	Baa3 (Stable	)
S&P				BBB- (Stable	)	BBB- (Stable	)

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
as of December 31, 2004
(in thousands)

	Secured Debt		Unsecured Debt
Maturity schedule	Scheduled	Balloon	Revolving	Senior
by year	amortization	payments (7)	Credit Facilities (7)	Notes	Total (7)

2005	$10,809	$30,079	$-	$-	$40,888
2006	11,069	24,758	147,000	50,000	232,827
2007	11,252	2,864	-	75,000	88,116
2008	11,391	40,104	-	-	51,495
2009	11,125	24,332	-	200,000	235,457
2010	10,224	98,471	-	-	108,695
2011	8,489	93,433	-	-	101,922
2012	7,324	40,056	-	25,000	72,380
2013	7,020	-	-	-	7,020
2014	7,110	10,015	-	-	17,125
Thereafter	35,131	-	-	-	35,131
Total	$130,944	$364,112	$147,000	$350,000	$992,056

(1)	The rate in effect on December 31, 2004.

(2)	This loan was repaid in September 2004.

(3)	This loan was repaid in January 2004.

(4)	The buyer assumed the notes on the sale of the property in September 2004.

(5)	The Sparkleberry property is encumbered by two separate mortgages.

(6)	The $100M of the outstanding balance has been swapped to a floating interest rate based on 6 month LIBOR in arrears, plus 0.4375%. The indicated rate and weighted average rate for the unsecured notes does not reflect this interest rate swap.

(7)	Represents the entire principal balance of a maturing loan on the maturity date. Credit facilities are shown as due on the initial maturity dates, though certain extension options are available.

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
as of December 31, 2004

					Number of tenants		Supermarket anchor
Property	City	Year built/ renovated	Total square footage	Percent leased	leased	vacant	owned SF	shadow SF	name expiration date	Other anchor tenants	Average base per leased SF

ALABAMA (2)

Madison Centre	Madison	1997	64,837	100.0%	13	0	37,912		Publix	Rite Aid	$9.71
									(6/1/2017)

West Gate Plaza	Mobile	1974, 1995 / 1985	64,378	96.9%	7	2	44,000		Winn-Dixie	Rite Aid	6.99
									(7/19/2015)

TOTAL SHOPPING CENTERS ALABAMA (2)			129,215	98.5%	20	2	81,912	0			$8.37

ARIZONA (2)

Big Curve	Yuma	1969 / 1996	126,402	95.3%	31	2		60,000	Albertsons	Miller's Outpost	9.76

Park Northern	Phoenix	1982 / 1996	126,852	95.8%	23	2	51,511		Safeway	Bealls, Chuck E Cheese, Life Skills Center	6.62
									(5/31/2008)

TOTAL SHOPPING CENTERS ARIZONA (2)			253,254	95.6%	54	4	51,511	60,000			$8.18

FLORIDA (75)

North Florida (13)

Atlantic Village	Atlantic Beach	1984 / 1998	100,559	95.9%	24	2	39,795		Publix	JoAnn Fabrics, Dollar Tree	10.24
									(10/31/2008)

Beauclerc Village	Jacksonville	1962 / 1988	70,429	86.9%	10	1				Big Lots, Goodwill, Bealls Outlet	7.76

Commonwealth	Jacksonville	1984 / 1998	81,467	95.6%	15	1	48,997		Winn-Dixie/ Save Rite		8.35
									(2/28/2018)

Forest Village	Tallahassee	2000	71,526	93.9%	14	3	37,866		Publix		10.47
									(4/30/2020)

Ft. Caroline	Jacksonville	1985 / 1995	74,546	80.7%	9	4	45,500		Winn-Dixie		7.41
									(5/31/2015)

Mandarin Landing	Jacksonville	1976 / 2000	141,565	91.6%	35	2	34,400		Publix	Office Depot	9.94
									(2/14/2007)

Medical & Merchants	Jacksonville	1993	152,761	96.1%	15	4	55,999		Publix	Memorial Health Group, Blockbuster	11.84
									(2/10/2013)

Middle Beach	Panama City Beach	1994	69,277	100.0%	9	0	56,077		Publix	Movie Gallery	9.47
									(9/30/2014)

Monument Point	Jacksonville	1985 / 1997	75,128	100.0%	12	0	46,772		Winn-Dixie	CVS Pharmacy	6.71
									(3/27/2010)

Oak Hill	Jacksonville	1985 / 1997	78,492	100.0%	19	0	39,795		Publix	Walgreens*	7.01
									(3/11/2010)

Parkmore Plaza	Milton	1986	159,067	97.9%	11	2				Wal-Mart*(Bealls), Big Lots	4.47

Pensacola Plaza	Pensacola	1985	56,098	91.4%	2	1	42,848		FoodWorld		4.27
									(12/31/2009)

South Beach	Jacksonville Beach	1990, 1991	289,964	93.6%	42	9	29,000		Food Lion	Kmart, Stein Mart, Bealls	9.24
									(3/31/2010)

Central Florida (10)

Alafaya Commons	Orlando	1987	123,133	98.3%	28	1	54,230		Publix	Blockbuster	11.82
									(11/30/2007)

Conway Crossing	Orlando	2002	76,321	100.0%	18	0	44,271		Publix		11.69
									(4/30/2022)

Eastwood	Orlando	1997	69,037	100.0%	13	0	51,512		Publix		11.35
									(11/1/2017)

Hunters Creek	Orlando	1998	68,032	100.0%	9	0	51,255		Winn-Dixie		10.86
									(9/23/2018)

Kirkman Shoppes	Orlando	1973	88,820	98.6%	29	1				CVS Pharmacy	16.08

Lake Mary	Orlando	1988 / 2001	342,384	96.6%	62	25	63,139		Albertsons	Kmart, Lifestyle Fitness, Sun Star Theatres	11.18
									(6/30/2012)

Park Promenade	Orlando	1987 / 2000	125,818	97.9%	25	1	55,000		Publix*	Orange County Library, Blockbuster, Goodwill	8.91
									(2/9/2007)

Town & Country	Kissimmee	1993	72,043	96.1%	11	2	52,883		Albertsons		6.61
									(10/31/2018)

Unigold	Winter Park	1987	117,527	100.0%	25	0	52,500		Winn-Dixie	Blockbuster	10.68
									(4/30/2007)

Walden Woods	Plant City, FL	1985 / 1998, 2003	75,874	100.0%	13	0				Walgreens, Dollar Tree, Aaron Rents, Dollar General	6.87

Florida West Coast (18)

Bay Pointe Plaza	St. Petersburg	1984 / 2002	103,986	89.5%	16	8	52,610		Publix	CVS Pharmacy* (Bealls Outlet), West Marine	9.35
									(11/30/2021)

Carrollwood	Tampa	1970 / 2002	94,203	87.8%	29	7	27,887		Publix	CVS Pharmacy	11.23
									(11/30/2022)

Charlotte Square	Port Charlotte	1980	96,188	93.8%	22	5	44,024		Publix	Pet Supermarket	7.78
									(1/31/2011)

Chelsea Place	New Port Richey	1992	81,144	100.0%	18	0	48,890		Publix	CVS Pharmacy	11.10
									(5/27/2012)

Lake St. Charles	Tampa	1999	57,015	100.0%	8	0	46,295		Kash n' Karry		9.84
									(6/30/2019)

Lutz Lake	Lutz	2002	64,985	100.0%	15	0	44,270		Publix		13.80
									(5/31/2022)

Marco Town Center	Marco Island	2001	109,830	96.4%	41	4	27,887		Publix	West Marine	16.68
									(1/31/2018)

Mariners Crossing	Spring Hill	1989 / 1999	85,507	96.1%	13	3	48,315		Kash n' Karry		8.26
									(8/15/2020)

North River Village**	Ellenton	1988, 1993	177,128	100.0%	16	0	42,112		Publix	Kmart, Walgreens* (Dollar Tree), Bealls Outlet	7.30
									(7/20/2008)

Pavilion	Naples	1982	167,745	91.2%	38	4	50,795		Publix	Pavillion 6 Theatre, Anthony's	13.96
									(2/28/2013)

Regency Crossing	Port Richey	1986 / 2001	85,864	87.2%	16	9	44,270		Publix		10.52
									(2/28/2021)

Ross Plaza	Tampa	1984 / 1996	85,359	97.0%	17	3				Ross Dress for Less	10.38

Seven Hills	Spring Hill	1991	64,590	100.0%	12	0	48,890		Publix		9.79
									(9/25/2011)

Shoppes of North Port	North Port	1991	84,705	100.0%	22	0	48,890		Publix	Bealls Outlet	9.91
									(12/11/2011)

					Number of tenants		Supermarket anchor
Property	City	Year built/ renovated	Total square footage	Percent leased	leased	vacant	owned SF	shadow SF	name expiration date	Other anchor tenants	Average base per leased SF

Florida West Coast (continued)

Skipper Palms	Tampa	1984	88,000	92.9%	14	3	53,440		Winn-Dixie		$8.55
									(5/31/2016)

Summerlin Square	Fort Myers	1986 / 1998	109,156	90.3%	21	7	45,500		Winn-Dixie	CVS Pharmacy, West Marine	9.97
									(6/4/2006)

Venice Plaza	Venice	1971/1979/ 1999	157,940	79.4%	14	2	42,582		Kash n' Karry	TJ Maxx, Blockbuster	5.50
									(9/30/2018)
Venice Shopping Center	Venice	1968 / 2000	111,934	91.4%	13	2	44,271		Publix	Beall's Outlet, Dollar Tree, Wachovia Bank	5.06
									(12/31/2026)

Florida Treasure Coast (8)

Bluffs Square	Jupiter	1986	132,395	98.2%	46	2	39,795		Publix	Walgreens	12.08
									(10/22/2006)

Cashmere Corners	Port St. Lucie	2001	89,234	100.0%	18	0	59,448		Albertsons		8.12
									(4/30/2025)

Jonathan's Landing	Jupiter	1997	26,820	100.0%	12	0		53,850	Albertsons	Blockbuster	18.64

New Smyrna Beach	New Smyrna Beach	1987	118,451	97.1%	33	1	42,112		Publix	Walgreens* (Bealls Outlet), Bealls Home Outlet, Blockbuster	10.09
									(9/30/2007)

Old King Commons	Palm Coast	1988	84,759	100.0%	19	0				Wal-Mart* (Bealls Outlet)	8.03

Ryanwood	Vero Beach	1987	114,925	99.2%	31	1	39,795		Publix	Bealls Outlet, Books-A-Million	9.75
									(3/23/2017)

Salerno Village	Stuart	1987	79,903	91.2%	14	7	49,802		Winn-Dixie	CVS Pharmacy	10.30
									(3/23/2024)

Treasure Coast	Vero Beach	1983	133,781	94.5%	21	4	59,450		Winn-Dixie	TJ Maxx	8.67
									(4/12/2015)

South Florida / Atlantic Coast (26)

Bird Ludlum	Miami	1988 / 1998	192,282	96.7%	44	2	44,400		Winn-Dixie	CVS Pharmacy, Blockbuster, Goodwill	15.12
									(12/31/2007)

Boca Village	Boca Raton	1978	93,428	100.0%	22	0	36,000		Publix	CVS Pharmacy	15.45
									(3/31/2007)

Boynton Plaza	Boynton Beach	1978 / 1999	99,324	100.0%	29	0	37,664		Publix	CVS Pharmacy, Hollywood Video	11.05
									(8/31/2008)

Countryside Shops	Cooper City	1986, 1988, 1991	179,561	100.07%	46	0	39,795		Publix	CVS Pharmacy, Stein Mart	12.74
									(12/4/2005)

Crossroads Square	Ft. Lauderdale	1973	270,206	97.7%	23	4				Lowe's, CVS Pharmacy, Goodyear	7.76

El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	0				Jumbo Buffet	15.49

Greenwood	Palm Springs	1982, 1994	132,325	91.7%	31	5	50,032		Publix	Bealls Outlet, World Savings Bank	12.01
									(12/5/2014)

Lago Mar	Miami	1995	82,613	97.3%	20	1	42,323		Publix	Blockbuster	12.24
									(9/13/2015)

Lantana Village	Lantana	1976 / 1999	181,780	96.7%	23	4	39,473		Winn-Dixie	Kmart, Rite Aid* (Dollar Store), Hollywood Video	6.90
									(2/15/2011)

Meadows	Miami	1997	75,524	100.0%	20	0	47,955		Publix		12.36
									(7/9/2017)

Oakbrook Square	Palm Beach Gdns	1974/2000, 2003	212,074	90.2%	25	5	44,400		Publix	Stein Mart, Homegoods, CVS, Basset Funiture	13.39
									(11/30/2020)
Pine Island	Davie	1983 / 1999	254,907	100.0%	47	0	39,943		Publix	Home Depot Expo, Bealls Outlet	10.06
									(11/30/2013)

Pine Ridge Square	Coral Springs	1986 / 1998, 1999	117,399	98.5%	33	2	17,441		Fresh Market	Bed Bath & Beyond, Off Main Furniture, Blockbuster	13.42
									(6/30/2009)

Plaza Alegre	Miami	2003	91,611	96.1%	19	2	44,271		Publix	Goodwill, Blockbuster	14.66
									(3/14/2023)

Point Royale	Miami	1970 / 2000	209,863	94.3%	23	2	45,350		Winn-Dixie	Best Buy, CVS Pharmacy* (Anna's Linens)	6.58
									(2/18/2011)

Prosperity Centre	Palm Beach Gardens	1993	122,106	100.0%	9	0				Office Depot, Barnes & Noble, Bed Bath & Beyond, Carmine's, TJ Maxx	15.56

Ridge Plaza	Davie	1984 / 1999	155,204	98.7%	28	1		(see Pine Island)		AMC Theater, Kabooms, Wachovia* (United Collection), Uncle Funny's, Round Up	9.38

Riverside Square	Coral Springs	1987	107,941	97.1%	34	2	39,795		Publix	Tuesday Morning	13.64
									(2/18/2007)

Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	91.1%	26	3	36,464		Publix	Walgreens, Blockbuster	10.83
									(12/15/2009)

Sheridan	Hollywood	1973 / 1991	455,843	86.7%	61	5	65,537		Publix	Ross, Bed Bath & Beyond, Office Depot, AMC Theater, CVS Pharmacy, Blockbuster	14.02
									(10/9/2011)

Shoppes of Ibis	West Palm Beach	1999	79,420	100.0%	18	0	51,420		Publix		12.71
									(4/30/2019)

Shoppes of Silverlakes	Pembroke Pines	1995, 1997	126,788	99.1%	39	1	47,813		Publix	Blockbuster	16.63
									(6/14/2015)

Shops at Skylake	North Miami Beach	1999-2003	219,199	99.5%	44	3	51,420		Publix	Goodwill, L.A. Fitness, Blockbuster	15.75
									(7/30/2019)

Tamarac Town Square	Tamarac	1987	127,635	87.3%	30	9	37,764		Publix		10.69
									(12/15/2014)

West Lakes Plaza	Miami	1984 / 2000	100,747	100.0%	27	0	46,216		Winn-Dixie	Navarro Pharmacy	11.07
									(10/31/2016)

Westport Plaza	Davie	2002	36,212	100.0%	5	0	27,887		Publix	Blockbuster	16.74
									(11/30/2022)

TOTAL SHOPPING CENTERS FLORIDA (75)			9,026,499	95.5%	1,716	182	2,882,532	53,850			$10.75

GEORGIA (23)

Atlanta (18)

BridgeMill	Canton	2000	89,102	93.0%	26	4	37,888		Publix		14.91
									(1/31/2020)

Butler Creek	Acworth	1990	95,597	97.0%	17	2	59,997		Kroger		10.76
									(6/30/2018)

Chastain Square	Atlanta	1981 / 2001	91,637	96.5%	26	2	37,366		Publix		16.23
									(5/31/2024)

Commerce Crossing	Commerce	1988	100,668	95.0%	9	1	32,000		Ingles	Wal-Mart*	4.09
									(9/26/2009)

					Number of tenants		Supermarket anchor
Property	City	Year built/ renovated	Total square footage	Percent leased	leased	vacant	owned SF	shadow SF	name expiration date	Other anchor tenants	Average base per leased SF

Atlanta (continued)

Douglas Commons	Douglasville	1988	97,027	98.6%	17	1	59,431		Kroger		$9.96
									(8/31/2013)

Fairview Oaks	Ellenwood	1997	77,052	100.0%	13	0	54,498		Kroger	Blockbuster	11.27
									(9/30/2016)

Grassland Crossing	Alpharetta	1996	90,906	93.3%	11	3	70,086		Kroger		11.53
									(6/30/2016)

Hamilton Ridge	Buford	2002	89,496	96.4%	19	2	54,166		Kroger		12.92
									(11/30/2022)

Mableton Crossing	Mableton	1997	86,819	95.5%	15	1	63,419		Kroger		10.23
									(8/31/2017)

Macland Pointe	Marietta	1992, 1993	79,699	100.0%	17	0	55,999		Publix		9.76
									(12/29/2012)

Market Place	Norcross	1976	77,706	96.0%	20	3				Peachtree Cinema	9.45

Paulding Commons	Dallas	1991	192,391	98.3%	30	1	49,700		Kroger	Kmart	8.08
									(2/28/2011)

Powers Ferry Plaza	Marietta	1979, 1987 / 1998	86,473	87.4%	21	4				Micro Center	10.66

Presidential Markets	Snellville	1993-2000	396,408	99.0%	34	1	56,146		Publix	Bed Bath & Beyond, GAP, TJ Maxx, Shoe Carnival, Borders, Ross Dress for Less, Marshalls, Carmike Cinema, Office Depot	9.95
									(12/31/2019)

Shops of Huntcrest	Lawrenceville	2003	97,040	98.5%	25	1	54,340		Publix		13.42
									(1/31/2023)

Wesley Chapel Crossing	Decatur	1989	170,792	96.8%	22	3	32,000		Ingles	Wal-Mart, CVS Pharmacy	6.55
									(9/25/2009)

West Towne Square	Rome	1988	89,596	88.6%	15	3				Big Lots, Eckerd*	5.77

Williamsburg @ Dunwoody	Dunwoody	1983	44,928	100.0%	27	0					17.56

Central Georgia (3)

Daniel Village	Augusta	1956 / 1997	171,932	95.9%	36	3	45,971		Bi-Lo	Eckerd, St. Joseph Home Health Care	7.90
									(3/25/2022)

Spalding Village	Griffin	1989	235,318	60.3%	22	6	59,431		Kroger	JC Penney, Blockbuster	7.72
									(5/31/2014)

Walton Plaza	Augusta	1990	43,460	100.0%	8	0	32,960		Harris Teeter* /Omni Fitness		9.54
									(4/1/2011)

South Georgia (2)

Colony Square	Fitzgerald	1987	50,000	83.6%	4	4	32,200		Food Lion		6.47
									(12/31/2007)

McAlpin Square	Savannah	1979	176,807	93.0%	24	3	43,600		Kroger	US Post Office, Big Lots, In Fashion Menswear Outlet	7.39
									(8/31/2015)

TOTAL SHOPPING CENTERS GEORGIA (23)			2,730,854	93.0%	458	48	931,198	0			$9.63

KENTUCKY (1)

Scottsville Square	Bowling Green	1986	38,450	41.6%	6	6				Hancock Fabrics, Zap Zone	6.66

TOTAL SHOPPING CENTERS KENTUCKY (1)			38,450	41.6%	6	6	0	0			$6.66

LOUISIANA (14)

Ambassador Row	Lafayette	1980, 1991	193,978	96.1%	21	4				Hobby Lobby*, Conn's Appliances, Big Lots, Chuck E Cheese	7.99

Ambassador Row Courtyard	Lafayette	1986, 1991	146,697	93.5%	21	3				Bed, Bath & Beyond, Marshall's	9.33

Bluebonnet Village	Baton Rouge	1983	90,215	98.4%	19	1	33,387		Matheme's		8.10
									(11/30/2010)

Boulevard	Lafayette	1976, 1994	68,012	96.8%	14	1				Piccadilly, Harbor Freight Tools	7.21

Country Club Plaza	Slidell	1982 / 1994	64,686	94.6%	10	1	33,387		Winn-Dixie	Dollar General	5.86
									(1/31/2008)

Crossing	Slidell	1988, 1993	113,989	97.4%	14	1	58,432		Save A Center	A-1 Home Appliance, Piccadilly	5.65
									(9/29/2009)

Elmwood Oaks	Harahan	1989	133,995	92.9%	7	2				Wal-Mart* (Academy Sports, Dollar Tree), Advance Auto* (Goodwill)	9.97

Grand Marche (ground lease)	Lafayette	1969	200,585	100.0%	1	0				Academy Sports, JoAnn Fabrics	0.14

Plaza Acadienne	Eunice	1980	105,419	96.2%	7	1	28,092		Super 1 Store	Fred's, Howard Brothers*	3.52
									(6/30/2010)

Sherwood South	Baton Rouge	1972, 1988, 1992	77,107	97.7%	9	1	22,500		Piggly Wiggly*	Burke's Outlet, Harbor Freight Tools, Blockbuster	6.15
									(2/28/2007)

Siegen Village	Baton Rouge	1988	170,416	100.0%	20	0				Office Depot, Big Lots, Dollar Tree, Stage, Party City	8.43

Tarpon Heights	Galliano	1982	56,605	92.0%	8	2				CVS Pharmacy, Stage, Dollar General	4.75

Village at Northshore	Slidell	1988	144,638	100.0%	13	0				Marshalls, Dollar Tree, Kirschman's, Bed Bath & Beyond	8.50

Wal-Mart Mathews	Mathews	1985	54,223	100.0%	1	0				Wal-Mart	2.90

TOTAL SHOPPING CENTERS LOUISIANA (14)			1,620,565	97.1%	165	17	175,798	0			$6.42

MASSACHUSETTS (6)

Cambridge Star Market	Cambridge	1953/1997	66,108	100.0%	1	0	66,108			Star Markets	23.90
										(1/1/2016)

Medford Shaw's Supermarket	Medford	1995	60,356	100.0%	1	0	60,356			Shaw's	21.37
										(1/1/2016)

Plymouth Shaw's Supermarket	Plymouth	1993	59,726	100.0%	1	0	59,726			Shaw's	15.79
										(1/1/2016)

Quincy Star Market	Quincy	1965/1995	100,741	100.0%	1	0	100,741			Star Markets	15.43
										(1/2/2016)

Swampscott Whole Foods	Swampscott	1967	35,907	100.0%	1	0	35,907			Whole Foods	21.00
										(1/1/2016)

West Roxbury Shaw's Plaza	West Roxbury	1973/1995	68,141	97.8%	6	1	54,928			Shaw's	21.06
										(1/1/2016)

TOTAL SHOPPING CENTERS MASSACHUSETTS (6)			390,979	99.6%	11	1	377,766	0			$19.32

					Number of tenants		Supermarket anchor
Property	City	Year built/ renovated	Total square footage	Percent leased	leased	vacant	owned SF	shadow SF	name expiration date	Other anchor tenants	Average base per leased SF

MISSISSIPPI (1)

Shipyard Plaza	Pascagoula	1987	66,857	100.0%	7	0				Rite Aid, Big Lots	5.76

TOTAL SHOPPING CENTERS MISSISSIPPI (1)			66,857	100.0%	7	0	0	0			$5.76

NORTH CAROLINA (12)

Centre Pointe Plaza	Smithfield	1989	163,642	95.7%	20	3				Wal-Mart* (Belk's, Goody's), Dollar Tree	$5.36

Chestnut Square	Brevard	1985	39,640	83.9%	4	3	21,000		Food Lion*	Eckerd* (Dollar General)	6.38
									(9/28/2010)

Galleria	Wrightsville Beach	1986, 1990	92,114	95.2%	32	6	28,000		Harris Teeter	Eckerd	9.57
									(4/5/2006)

Parkwest Crossing	Durham	1990	85,602	100.0%	17	0	38,052		Food Lion		10.25
									(12/14/2010)

Plaza North	Hendersonville	1986	47,240	97.5%	8	1	25,590		Bi-Lo*	CVS Pharmacy	7.09
									(8/31/2006)

Providence Square	Charlotte	1973	85,930	85.8%	18	7	35,702		Harris Teeter*	Eckerd	8.22
									(4/30/2006)

Riverview Shopping Center	Durham	1973 / 1995	127,498	91.8%	10	2	53,538		Kroger	Upchurch Drugs, Blockbuster	7.36
									(12/31/2014)

Salisbury Marketplace	Salisbury	1987	79,732	93.9%	17	3	37,308		Food Lion		9.97
									(2/11/2023)

Shelby Plaza	Shelby	1972	103,200	100.0%	8	0				Big Lots, Aaron Rents* (Hancock Fabrics)	3.15

Stanley Market Place	Stanley	1980, 1987	40,400	100.0%	3	0	28,400		Winn-Dixie	Family Dollar	5.47
									(10/31/2006)

Thomasville Commons	Thomasville	1991	148,754	100.0%	13	0	32,000		Ingles	Kmart, CVS Pharmacy	5.99
									(9/29/2012)

Willowdale Shopping Center	Durham	1986	121,376	94.9%	25	3	27,985		Harris Teeter	Carmike Cinemas, Eckerd* (Family Dollar)	11.49
									(5/14/2009)

TOTAL SHOPPING CENTERS NORTH CAROLINA (12)			1,135,128	95.3%	175	28	327,575	0			$7.45

SOUTH CAROLINA (8)

Belfair Towne Village	Bluffton	2000-2003	125,389	100.0%	29	0	55,696		Kroger	Blockbuster	14.02
									(10/31/2019)

Lancaster Plaza	Lancaster	1971/ 1990	77,400	91.5%	3	1	19,200		Bi-Lo		1.44
									(9/30/2010)

Lancaster Shopping Center	Lancaster	1963, 1987	29,047	17.2%	1	1					6.00

North Village Center	North Myrtle Beach	1984	60,356	96.8%	12	2	24,806		Bi-Lo	Dollar General, Gold's Gym	8.28
									(5/31/2009)

Sparkleberry Square	Columbia	1997/ 2004	339,051	98.4%	23	2	67,943		Kroger	Kohl's, Ross Dress for Less, Circuit City, Bed Bath & Beyond	11.16
									(8/31/2017)

Spring Valley	Columbia	1978/ 1997	75,415	95.8%	16	1	45,070		Bi-Lo	Eckerd	9.07
									(12/31/2017)

Windy Hill	North Myrtle Beach	1968/ 1988	64,465	100.0%	2	0				Rose's Store, Family Dollar Store	5.49

Woodruff	Greenville	1995	68,055	98.7%	9	1	47,955		Publix	Blockbuster	10.03
									(8/6/2015)

TOTAL SHOPPING CENTERS SOUTH CAROLINA (8)			839,178	95.0%	95	8	260,670	0			$9.76

TENNESSEE (1)

Smyrna Village	Smyrna	1992	83,334	93.1%	9	3	59,214		Kroger		8.20
									(2/29/2012)

TOTAL SHOPPING CENTERS TENNESSEE (1)			83,334	93.1%	9	3	59,214	0			$8.20

TEXAS (32)

Houston (17)

Barker Cypress	Houston	1999	66,945	94.8%	14	3	41,320		H.E.B.		12.56
									(1/31/2014)

Beechcrest	Houston	1981/ 2001	90,647	100.0%	15	0	40,345		Randall's* (Viet Ho)	Walgreens*	8.83
									(6/24/2016)

Benchmark Crossing	Houston	1986	58,384	100.0%	5	0				Bally's Fitness	12.53

Bissonnet	Houston	1999	15,542	73.6%	7	1		63,000	Kroger	Blockbuster	16.35

Colony Plaza	Sugarland	1997	26,513	100.0%	15	0					18.60

Copperfield	Houston, TX	1994	133,984	95.4%	30	3				JoAnn Fabrics, Dollar Tree, 24 Hour Fitness	12.15

Forestwood	Houston	1993	88,760	100.0%	16	0	59,334		Kroger	Blockbuster	11.30
									(7/31/2013)

Grogan's Mill	The Woodlands	1986	118,493	97.4%	25	1	56,558		Randall's* (99¢ Store)	Petco. Blockbuster	12.18
									(6/24/2016)

Hedwig	Houston	1974	69,504	78.8%	11	2				Ross Dress for Less	15.01

Highland Square	Sugarland	1998	64,171	93.9%	25	3					17.12

Market at First Colony	Sugarland	1988	107,301	98.1%	34	1		62,000	Kroger	TJ Maxx, Eckerd	16.19

Mason Park	Katy	1998	160,047	73.6%	33	6		58,890	Kroger	Walgreens* (Eloise Collectibles), Palais Royal, Petco	12.19

Mission Bend	Houston	1980 / 1999	131,575	91.3%	24	3	46,112		Randall's	Remarkable Furniture	8.83
									(6/24/2016)

Spring Shadows	Houston	1999	106,995	96.1%	17	1	65,161		H.E.B.		9.64
									(4/30/2023)

Steeplechase	Jersey Village	1985	105,152	96.9%	23	2	56,208		Randall's		11.22
									(6/24/2016)

Wal-Mart Marble Falls	Marble Falls	1985	53,571	100.0%	1	0				Wal-Mart* (Sutherland Lumber)	3.27

Westgate	Houston	1996 / 1998	298,354	100.0%	25	0	75,154		H.E.B.	Kohl's, Oshman's Sporting Goods, Office Max, Pier One Imports	11.75
									(12/31/2015)

					Number of tenants		Supermarket anchor
Property	City	Year built/ renovated	Total square footage	Percent leased	leased	vacant	owned SF	shadow SF	name expiration date	Other anchor tenants	Average base per leased SF

Dallas (12)

Creekside	Arlington	1997 /1998	101,016	100.0%	17	0	60,932		Kroger	Hollywood Video	$12.04
									(11/30/2021)

DeSoto Shoppoing Center	DeSoto	1996	69,090	100.0%	5	0	58,960		Tom Thumb	Blockbuster	9.53
									(11/15/2021)

Green Oaks	Arlington	1983	65,091	81.7%	26	8		58,000	Kroger		10.99

Melbourne Plaza	Hurst	1983	47,517	89.2%	15	3					11.51

Minyards	Garland	2000	65,295	100.0%	2	0	58,695		Minyards/Sack N Save		6.12
									(4/30/2020)

Parkwood	Plano	1985	81,590	97.2%	19	1		62,000	Albertsons	Hollywood Video	13.22

Richwood	Richardson	1984	54,871	99.8%	26	1		61,877	Albertsons	Blockbuster	12.53

Rosemeade	Carrollton	1986	51,231	44.7%	8	10				Blockbuster	13.07

Southlake Village	Southlake	1996	118,092	94.8%	20	2	60,932		Kroger		12.74
									(10/31/2021)

Sterling Plaza	Irving	1989	65,765	96.7%	15	1				Bank One, Irving City Library, 99 cent Only Store	14.25

Townsend Square	Desoto	1990	146,953	82.9%	30	8		60,349	Albertsons	Bealls, Victory Gym, Dollar General	8.81

Village by the Park	Arlngton	1988	44,523	86.3%	7	3				Petco, Movie Trading	16.25

San Antonio (3)

Bandera Festival	San Antonio	1989	195,438	91.5%	33	5				Beall's, Big Lots, Burke's Outlet, Dollar Tree, FWL Furniture	8.12

Blanco Village	San Antonio	2000	108,325	100.0%	16	0	74,627		H.E.B.		15.74
									(4/30/2015)

Wurzbach	San Antonio	1979	59,771	100.0%	3	0	52,957		Albertsons*		3.04
									(12/31/2010)

TOTAL SHOPPING CENTERS TEXAS (32)			2,970,506	93.2%	562	68	807,295	426,116			$11.41

VIRGINA (2)

Smyth Valley Crossing	Marion	1989	126,841	100.0%	14	0	32,000		Ingles	Wal-Mart	5.90
									(9/25/2010)

Waterlick Plaza	Lynchburg	1973, 1988	98,694	95.1%	21	3	30,780		Kroger	CVS Pharmacy*, Dollar Tree	7.96
									(3/18/2008)

TOTAL SHOPPING CENTERS VIRGINIA (2)			225,535	97.8%	35	3	62,780	0			$6.77

TOTAL STABILIZED SHOPPING CENTERS (179)			19,510,354	94.9%	3,313	370	6,018,251	539,966			$10.14

DEVELOPMENTS & REDEVELOPMENTS (6)

CVS Plaza	Miami, FL	2004	29,204	73.3%	5	4				CVS Pharmacy	16.08

Eustis Square	Eustis, FL	1983 / 1997	126,791	77.6%	18	9	15,872		Save-a-Lot	Accent Marketing Services, Fred's	5.73
									(5/31/2013)

Homestead Gas Station	Homestead, FL	1959	2,136	100.0%	1	0					19.36

Shops at St. Lucie	Port St. Lucie, FL	2005 Development	4.0 acres

Waterstone	Homestead, FL	2004-05 Development	12.0 acres

Westridge	McDonough, GA	2005-06 Development	13.5 acres

TOTAL DEVELOPMENTS & REDEVELOPMENTS (6)			158,131	77.1%	24	13	15,872	0			$7.79

TOTAL RETAIL PROPERTIES (185)			19,668,485	94.8%	3,337	383	6,034,123	539,966			$10.12

OTHER PROPERTIES (3)

4101 South I-85 Industrial	Charlotte, NC	1956, 1963	188,513	81.7%	3	6

Pinhook Office Building	Lafayette, LA	1979,1992	4,406	49.5%	1	1

Mandarin Mini-storage	Jacksonville, FL	1982	52,880	97.0%	518	16

GRAND TOTAL (188)			19,914,284	94.6%	3,859	406	6,034,123	539,966

Total square footage does not include shadow anchor square footage which is not owned or controlled by Equity One.
*Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).
**Indicates properties that were classified as held for sale as of September 30, 2004.

EQUITY ONE, INC. AND SUBSIDIARIES
ANNUAL MINIMUM RENT BY STATE
as of December 31, 2004

Annual Minimum Rent by State
South Carolina
4%
Massachusetts
4%
AZ, TN, AL, VA, SC,
MS, KY
3%
North Carolina
4%
Louisiana
5%
Florida
50%
Georgia
13%
Texas
17%

State	Count	Total SF	# Leased	# Vacant	Leased %	AMR

Florida	78	9,184,630	1,740	195	94.9%	$ 93,497,995
Texas	32	2,970,506	562	68	93.2%	31,590,924
Georgia	23	2,730,854	458	48	93.0%	24,454,443
Louisiana	14	1,620,565	165	17	97.1%	10,108,908
North Carolina	12	1,135,128	175	28	95.3%	8,066,938
South Carolina	8	839,178	95	8	95.0%	7,778,466
Massachusetts	6	390,979	11	1	99.6%	7,525,074
Arizona	2	253,254	54	4	95.6%	1,980,671
Virginia	2	225,535	35	3	97.8%	1,494,215
Alabama	2	129,215	20	2	98.5%	1,065,162
Tennessee	1	83,334	9	3	93.1%	636,713
Mississippi	1	66,857	7	0	100.0%	385,404
Kentucky	1	38,450	6	6	41.6%	106,563

Total	182	19,668,485	3,337	383	94.8%	$ 188,691,476

Note: Excludes Mandarin mini-storage facility, the industrial property, and three development land parcels.

EQUITY ONE, INC. AND SUBSIDIARIES
LEASING ACTIVITY
for the three months ended December 31, 2004

Renewals
			Average	Average	Annualized
		Average	Expiring	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent psf	Rent

72	143,488	1,993	$14.80	$15.67	$2,248,029

			% Increase psf	5.9%

			Net Increase (AMR)		$123,721

New Leases
				Average	Annualized
		Average		New	Minimum
# of Leases	Square Feet	Size		Rent psf	Rent

104	409,501	3,938		$9.92	$4,062,021

New Leases greater than or equal to 10,000 square feet
12	229,122	19,094		$7.15	$1,638,598
New Leases less than 10,000 square feet
92	180,379	1,961		$13.44	$2,423,423

Lost Leases
			Average		Annualized
		Average	Expiring		Minimum
# of Leases	Square Feet	Size	Rent psf		Rent

73	292,157	4,002	$10.81		$3,157,482

Lost Leases greater than or equal to 10,000 square feet
8	171,495	21,437		$8.60	$1,475,248
Lost Leases less than 10,000 square feet
65	120,662	1,856		$13.94	$1,682,234

Net Absorption	117,344	New Leases - Lost Leases

Leasing Spread	-16.9%	New Leases versus Lost Leases (rate psf) - greater than or equal to 10,000 sf
	-3.6%	New Leases versus Lost Leases (rate psf) - under 10,000 sf
	-8.2%	New Leases versus Lost Leases (rate psf) - all leases

				Net AMR Gain	$1,028,260

Retention Ratio	62.4%	Renewals / (Renewals + Non-Renewing Expired Leases)

EQUITY ONE, INC. AND SUBSIDIARIES
LEASING ACTIVITY
for the twelve months ended December 31, 2004

Renewals
			Average	Average	Annualized
		Average	Expiring	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent psf	Rent

362	796,994	2,202	$13.36	$13.96	$11,128,639

			% Increase psf	4.5%

			Net Increase (AMR)		$481,605

New Leases
				Average	Annualized
		Average		New	Minimum
# of Leases	Square Feet	Size		Rent psf	Rent

418	1,648,887	3,945		$10.53	$17,368,987

New Leases greater than or equal to 10,000 square feet
38	827,182	21,768		$7.53	$6,228,552
New Leases less than 10,000 square feet
380	821,705	2,162		$13.56	$11,140,435

Lost Leases
			Average		Annualized
		Average	Expiring		Minimum
# of Leases	Square Feet	Size	Rent psf		Rent

330	1,055,418	3,198	$10.70		$11,288,755

Lost Leases greater than or equal to 10,000 square feet
18	418,086	23,227	$6.09		$2,546,051
Lost Leases less than 10,000 square feet
312	637,332	2,043	$13.72		$8,742,704

Net Absorption	593,469	New Leases - Lost Leases

Leasing Spread	23.6%	New Leases versus Lost Leases (rate psf) - greater than or equal to 10,000 sf
	-1.2%	New Leases versus Lost Leases (rate psf) - under 10,000 sf
	-1.6%	New Leases versus Lost Leases (rate psf) - all leases

				Net AMR Gain	$6,561,837

Retention Ratio	67.2%	Renewals / (Renewals + Non-Recurring Expired Leases)

EQUITY ONE, INC. AND SUBSIDIARIES
TENANT CONCENTRATION SCHEDULE
as of December 31, 2004

Tenant	Number of stores	Square feet	% of total square feet	Annualized minimum rent	% of total annualized minimum rent	Average minimum rent

Top ten tenants

Publix	49	2,183,532	11.1%	$15,722,674	8.3%	$7.20
Kroger	17	962,697	4.9%	7,998,271	4.2%	8.31
Albertsons/Shaw's	9	570,286	2.9%	$7,567,853	4.0%	13.27
Winn Dixie	16	730,442	3.7%	5,059,331	2.7%	6.93
Wal-Mart	9	646,682	3.3%	2,940,519	1.6%	4.55
Kmart	6	524,937	2.7%	2,795,865	1.5%	5.33
H.E. Butt Grocery	4	256,262	1.3%	2,775,355	1.5%	10.83
Blockbuster	29	170,092	0.9%	2,673,625	1.4%	15.72
CVS Pharmacy	23	235,345	1.2%	2,348,791	1.2%	9.98
Bed Bath & Beyond	7	227,689	1.2%	2,192,531	1.2%	9.63

Sub-total top ten tenants	169	6,507,964	33.1%	$52,074,815	27.6%	$8.00

Remaining tenants	3,168	12,132,104	61.6%	136,616,661	72.4%	11.26

Sub-total all tenants	3,337	18,640,068	94.8%	$188,691,476	100.0%	$10.12

Vacant	383	1,028,417	5.2%	NA	NA	NA

Total including vacant	3,720	19,668,485	100.0%	$188,691,476	100.0%	$9.59

Note: Excludes Mandarin mini-storage facility, the industrial property, and three development land parcels.

EQUITY ONE, INC. AND SUBSIDIARIES
EXPIRING SQUARE FOOTAGE BY TENANT TYPE
as of September 30, 2004

5,000,000
4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Supermarkets
Other Anchors
Local Tenants
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
After

Note: Excludes Mandarin mini-storage facility, Pinhook office building, the industrial property, and three development land parcels.

Note: Excludes Mandarin mini-storage facility, the industrial property, and three development land parcels.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
as of December 31, 2004

ALL TENANTS
Date	Number of tenants	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	127	380,432	1.9%	$3,463,399	1.8%	$9.10
2005	691	1,938,316	9.9%	22,730,802	11.5%	11.73
2006	680	2,075,952	10.6%	25,662,979	13.0%	12.36
2007	669	2,167,412	11.0%	26,518,888	13.5%	12.24
2008	403	1,589,331	8.1%	18,978,322	9.6%	11.94
2009	361	1,927,224	9.8%	19,720,921	10.0%	10.23
2010	101	746,460	3.8%	7,683,332	3.9%	10.29
2011	44	907,595	4.6%	7,098,986	3.6%	7.82
2012	42	791,701	4.0%	7,190,214	3.6%	9.08
2013	34	664,694	3.4%	6,160,217	3.1%	9.27
2014	35	769,089	3.9%	6,443,268	3.3%	8.38
Thereafter	150	4,681,862	23.8%	45,433,214	23.1%	9.70

Sub-total / average	3,338	18,687,672	94.8%	$197,084,542	100.0%	$10.57

Vacant	383	1,028,417	5.2%	NA	NA	NA

Total / average	3,720	19,668,485	100.0%	$197,084,542	100.0%	$10.02

Note: Excludes Mandarin mini-storage facility, the industrial property, and three development land parcels.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
as of December 31, 2004

ANCHOR TENANTS (SF >= 10,000)
Date	Number of tenants	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	6	141,085	1.1%	$573,314	0.6%	$4.06
2005	26	553,843	4.5%	2,773,580	3.0%	5.01
2006	29	720,839	5.9%	4,492,384	4.9%	6.23
2007	33	833,921	6.8%	5,664,629	6.2%	6.79
2008	28	723,738	5.9%	4,595,611	5.0%	6.35
2009	38	1,167,037	9.5%	7,099,310	7.8%	6.08
2010	23	536,441	4.4%	4,113,636	4.5%	7.67
2011	20	831,311	6.8%	5,385,087	5.9%	6.48
2012	19	702,701	5.7%	5,167,199	5.7%	7.35
2013	15	589,538	4.8%	4,590,453	5.0%	7.79
2014	15	684,976	5.6%	4,689,677	5.1%	6.85
Thereafter	92	4,418,531	36.0%	42,217,118	46.2%	9.55

Sub-total / average	344	11,903,961	97.0%	$91,361,998	100.0%	$7.67

Vacant	14	367,940	3.0%	NA	NA	NA

Total / average	358	12,271,901	100.0%	$91,361,998	100.0%	$7.44

Note: Excludes Mandarin mini-storage facility, the industrial property, and three development land parcels.

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
as of December 31, 2004

LOCAL TENANTS (SF < 10,000)
Date	Number of tenants	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	121	239,347	3.2%	$ 2,890,085	2.7%	$ 12.07
2005	665	1,384,473	18.7%	19,957,222	18.9%	14.42
2006	651	1,355,113	18.3%	21,170,595	20.0%	15.62
2007	636	1,333,491	18.0%	20,854,259	19.7%	15.64
2008	375	865,593	11.7%	14,382,711	13.6%	16.62
2009	323	760,187	10.3%	12,621,611	11.9%	16.60
2010	78	210,019	2.8%	3,569,696	3.4%	17.00
2011	24	76,284	1.0%	1,713,899	1.6%	22.47
2012	23	89,000	1.2%	2,023,015	1.9%	22.73
2013	19	75,156	1.0%	1,569,764	1.5%	20.89
2014	20	84,113	1.1%	1,753,591	1.7%	20.85
Thereafter	58	263,331	3.6%	3,216,096	3.0%	12.21

Sub-total / average	2,993	6,736,107	91.1%	$ 105,722,544	100.0%	$ 15.69

Vacant	369	660,477	8.9%	NA	NA	NA

Total / average	3,362	7,396,584	100.0%	$ 105,722,544	100.0%	$ 14.29

Note: Excludes Mandarin mini-storage facility, the industrial property, and three development land parcels.

EQUITY ONE, INC. AND SUBSIDIARIES
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
as of December 31, 2004
(in thousands, except square footage data)

Project	Location	Project Description	Target Completion Date	Estimated Cost Including Land	Funded as of 9/30/2004	Balance to Complete

Developments
Shops at St. Lucie	Port St. Lucie, FL	Develop a 20,000 sf retail center. Prospecting for new tenant(s)	TBD	$3,127	$1,243	$1,884
CVS Plaza	Miami, FL	Lease up the balance of this CVS drug-store anchored retail center	First quarter 2005	1,900	1,745	155
Shops at Skylake	N. Miami Beach, FL	Add additional space to existing development	First quarter 2005 & third quarter 2005	10,488	7,485	3,003
Waterstone	Homestead, FL	Develop a supermarket anchored center	Third quarter 2005	9,635	5,858	3,777
Westridge	McDonough, GA	Develop a supermarket anchored center	Late 2006	9,000	2,073	6,927
Subtotal - Developments				34,150	18,404	15,746

Major Redevelopments
Centre Pointe Plaza	Smithfield, NC	Lease up the balance of the reconfigured former Winn Dixie space	First quarter 2005	1,127	1,088	39
Spalding Village	Griffin, GA	Reconfigure the former K Mart into multi-tenant space; Prospecting for new tenants	TBD	3,586	2,956	630
Subtotal - Major Redevelopments				4,713	4,044	669

Outparcel Developments/Expansions
Belfair Towne Village	Bluffton, SC	Prospecting for new tenant(s) on land held for development/expansion	Fourth quarter 2005	2,582	1,382	1,200
Blanco Village	San Antonio, TX	Prospecting for new tenant(s) on land held for development/expansion	Fourth quarter 2005	4,929	3,085	1,844
Bluebonnet Village	Baton Rouge, LA	Prospecting for new tenant(s) on land held for development/expansion	Third quarter 2005	2,221	967	1,254
Cashmere Corners	Port St. Lucie, FL	Prospecting for one or more tenants for out parcels	TBD	489	489	-
Creekside	Arlington, TX	Prospecting for one or more tenants for out parcels	Fourth quarter 2005	1,212	612	600
Copperfield	Houston, TX	Prospecting for one or more tenants for out parcels	Fourth quarter 2005	2,270	1,089	1,181
Forest Village	Tallahassee, FL	Prospecting for new tenant(s) on land held for development/expansion	TBD	1,699	1,699	-
Mariners	Spring Hill, FL	Develop out parcel for retail store	Second quarter 2005	1,460	506	954
West Roxbury	West Roxbury, MA	Prospecting for one or more tenants for out parcels	TBD	1,480	480	1,000
Westgate	Houston, TX	Prospecting for one or more tenants for out parcels	TBD	711	711	-
Westport	David, FL	Prospecting for one or more tenants for out parcels	TBD	571	571	-
Windy Hill	North Myrtle Beach, SC	Propspecting for one or more tenants for out parcels	Fourth quarter 2005	660	160	500
Subtotal - Outparcel Developments/Expansions				20,284	11,751	8,533

All other development activty				7,560	7,560	-
Total - All Development Activity				$66,707	$41,759	$24,948

EQUITY ONE, INC. AND SUBSIDIARIES
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
as of December 31, 2004
(in thousands, except square footage data)

2004 Acquisition Activity

Date Purchased	Property Name	City	State	Square Feet/ Acres	Purchase Price

Feb. 3, 2004	Bluebonnet out parcel	Baton Rouge	LA	0.9 acres	$500
Feb. 4, 2004	Pavilion Shopping Center	Naples	FL	167,745	24,200
March 24, 2004	Southlake Village	Southlake	TX	118,092	17,475
March 24, 2004	Creekside Plaza	Arlington	TX	101,016	14,025
March 31, 2004	Sparkleberry Square	Columbia	SC	339,051	45,150
March 31, 2004	Venice Shopping Center	Venice	FL	111,934	6,447
April 8, 2004	Windy Hill	North Myrtle Beach	SC	64,465	2,895
April 29, 2004	Hamilton out parcel	Buford	GA	0.64 acres	425
May 27, 2004	Medical & Merchants at San Pablo	Jacksonville	FL	152,761	21,980
June 2, 2004	Westgate Marketplace	Houston	TX	298,354	47,100
Oct. 7, 2004	Boston portfolio (6 properties)	Boston area	MA	390,979	119,750
Nov. 8, 2004	Homestead Gas Station	Homestead	FL	0.66 acres	1,150
Nov. 11, 2004	DeSoto Shopping Center	DeSoto	TX	69,090	8,180
Dec. 17, 2004	Westport Shopping Center	Davie	FL	36,212	7,200
Dec. 24, 2004	Devaney Parcel	West Roxbury	MA	0.33 acres	475

Total					$316,952

2004 Disposition Activity

Date Sold	Property Name	City	State	Square Feet/ Acres	Sales Price		Gain (Loss) on Sale

Feb. 23, 2004	Southwest Walgreens	Phoenix	AZ	93,402		$6,650	$2,060
June 29, 2004	Watson Central	Warner Robbins	GA	227,747		$6,000	$(483)
July 13, 2004	Plaza Del Rey	Miami	FL	50,146		$9,000	$6,197
July 19, 2004	Forrest Gallery	Tullahoma	TN	214,450		$10,500	$1,560
July 30, 2004	Epsilon (Clematis	West Palm Beach	FL	18,707		$2,650	$1,176
Sept. 2, 2004	Millervillage	Baton Rouge	LA	94,559		$2,700	$1,130
Sept. 24, 2004	Plymouth Park (4 centers)	Irving	TX	728,566		$24,000	$2,142
Oct. 4, 2004	East Bay Plaza	Largo	FL	85,426		$5,600	$4,037
Oct. 4, 2004	Losco Corners	Jacksonville	FL	8,700		$1,650	$571
Oct. 4, 2004	Gulf Gate Plaza	Naples	FL	204,551		$10,000	$2,370
Nov. 15, 2004	City Centre (JV)*	Palm Beach Gardens	FL	NA	$	NA	$578
Dec. 28, 2004	Pinhook Plaza	Layfayette	LA	194,725		$3,805	$838

Sale of income producing properties						82,555	22,176

Aug. 23, 2004	Miramar out parcel	Miramar	FL	2.0 acres		1,500	158

Total						$84,055	$22,334

Properties Held for Sale as of December 31, 2004

Property Name	City	State	Square Feet/ Acres

North River Village	Ellenton	FL	177,128	Sold in January 2005

Total			177,128

* Equity One held an unconsolidated 50% interest in this property.

EQUITY ONE, INC. AND SUBSIDIARIES
JOINT VENTURE INVESTMENTS
as of December 31, 2004
(in thousands, except square footage data)

Owned joint venture*

1)	Parcel F
Palm Beach Gardens, Florida

 This joint venture owns a parcel of land for future development or sale.  Equity One owns a 50% interest in the joint venture.

*	Equity One is not considered to be the primary beneficiary and, accordingly, uses the equity method of accounting for this joint venture.

EQUITY ONE, INC. AND SUBSIDIARIES
ANALYST COVERAGE
as of September 30, 2004

BB&T Capital Markets	JP Morgan Securities Inc.
Stephanie M. Krewson	Michael W. Meuller, CFA
804-782-8784	212-622-6689

Rob Whittemore	Joshua Bederman
804-782-8796	212-622-6530

Bear Stearns & Co. Inc.	Legg Mason Wood Walker, Inc.
Ross Smotrich	David M. Fick, CPA
212-272-8046	410-454-5018

Amy L. Young, CFA	Nathen Isbee
212-272-3523	410-454-4143

Credit Suisse First Boston	McDonald Investments Inc.
Andrew Rosivach	Richard C. Moore II CFA
212-325-6205	216-443-2815

Jessica Tully	Richard D. Sweigard
404-897-2820	216-563-2501

Deutsche Bank Securities Inc.	Raymond James & Associates, Inc.
Louis W. Taylor	Paul D. Puryear
212-250-4912	727-567-2253

Christopher A. Capalongo	Ken Avalos
212-250-7726	727-567-2660

Friedman Billings Ramsey	Stifel, Nicolaus & Company, Inc.
Paul Morgan	Philip Martin
703-469-1255	314-342-2000

Michael Blank	UBS Securities LLC
703-469-1115	Ian C. Weissman
212-713-8602

EQUITY ONE, INC. AND SUBSIDIARIES
STOCK PRICE AND VOLUME STATISTICS
for the three months ended December 31, 2004

* Data obtained from Yahoo Chart Services.